CAMBIAR OPPORTUNITY FUND


                      Institutional Class Shares Prospectus
                                September 1, 2007
                         The Advisors' Inner Circle Fund


                                              [CAMBIAR INVESTORS LOGO]

                                                         MANAGER FOR ALL SEASONS


   The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.


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TABLE OF CONTENTS


CAMBIAR OPPORTUNITY FUND ................................................    1

   WHAT ARE THE FUND'S INVESTMENT OBJECTIVES? ...........................    1
   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? .................    1
   WHAT ARE THE FUND'S PRINCIPAL RISKS? .................................    2
   HOW HAS THE FUND PERFORMED? ..........................................    3
   WHAT ARE THE FUND'S FEES AND EXPENSES? ...............................    5

INVESTING WITH THE FUND .................................................    6

   BUYING SHARES ........................................................    6
   REDEEMING SHARES .....................................................    7
   TRANSACTION POLICIES .................................................    8
   ACCOUNT POLICIES .....................................................   11

ADDITIONAL INFORMATION ABOUT THE FUND ...................................   16

   OTHER INVESTMENT PRACTICES AND STRATEGIES ............................   16
   INVESTMENT MANAGEMENT ................................................   17
   SHAREHOLDER SERVICING ARRANGEMENTS ...................................   19
   PAYMENTS TO FINANCIAL INTERMEDIARIES .................................   20

FINANCIAL HIGHLIGHTS ....................................................   21

CAMBIAR OPPORTUNITY FUND

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?
--------------------------------------------------------------------------------


   The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation. The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund may change its investment objectives without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


   Normally, the Fund invests at least 65% of its net assets in common stocks of companies that are relatively large in terms of revenues and assets, and with market capitalizations over $1 billion at the time of purchase.

   Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

   o  Possessing above-average financial characteristics;

   o  Having seasoned management;

   o  Enjoying product or market advantages;

   o  Whose stock is selling at a low  relative  historical  valuation  based on
      ratios  such  as  price-to-earnings,   price-to-book,  price-to-sales  and
      price-to-cash flow;

   o  Experiencing positive developments not yet recognized by the markets, such
      as  positive   changes  in   management,   improved   margins,   corporate
      restructuring or new products; and/or

   o  Possessing significant appreciation potential within 12 to 18 months.


   The Adviser may sell a stock because:

   o  It realizes  positive  developments  and achieves its target  price;

   o  It experiences exaggerated price moves relative to actual developments;

   o  It becomes overweighted in the portfolio; or

   o  It experiences a change in or deteriorating fundamentals.

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WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------


   As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

   As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

   The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

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HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


   Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund, managed by the same Adviser that currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.

   The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund and the Predecessor Opportunity Fund has varied from year to year. The average annual return table compares the average annual returns of the Fund and the Predecessor Opportunity Fund to those of a broad-based securities market index. The performance information provided includes the returns of Investor Class Shares for periods before November 3, 2005. Investor Class Shares of the Fund are offered in a separate prospectus; however, Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that expenses of Institutional Class Shares are lower. Returns are based on past performance and are not an indication of future performance.

   CALENDAR YEAR RETURNS


                                   [BAR CHART]

    1999     2000    2001    2002      2003     2004     2005   2006
   ------   -----   -----   -------   ------   ------   -----   ------
   38.64%   8.62%   2.77%   -16.22%   35.23%   15.05%   7.07%   16.96%


   During the periods shown in the chart, the highest return for a quarter was 26.02% (quarter ended 12/31/99) and the lowest return for a quarter was (16.63)% (quarter ended 9/30/02). The Fund's Institutional Class Shares total return from 1/1/07 to 6/30/07 was 5.07%.

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AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                         Since
Institutional Class Shares                          1 Year   5 Years*   6/30/98*
--------------------------------------------------------------------------------
Cambiar Opportunity Fund Returns Before Taxes       16.96%    10.30%     12.86%
--------------------------------------------------------------------------------
Cambiar Opportunity Fund Returns After
   Taxes on Distributions**                         16.37%    10.06%     11.39%
--------------------------------------------------------------------------------
Cambiar Opportunity Fund Returns After Taxes
   on Distributions and Sale of Fund Shares**       11.20%     8.85%     10.42%
--------------------------------------------------------------------------------
S&P 500(R) Index (reflects no deduction for fees,
   expenses or taxes)***                            15.80%     6.19%      4.30%
--------------------------------------------------------------------------------

  * Institutional Class Shares of the Fund were offered beginning November 3, 2005. The performance information shown prior to that date represents performance of the Fund's Investor Class Shares, which commenced operations on June 30, 1998. The performance of the Fund's Investor Class Shares has not been adjusted to reflect the lower expenses of the Fund's Institutional Class Shares.

 ** After-tax returns are calculated using the historical highest-federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity markets industry weightings.

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WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------


      The table describes the fees and expenses you may pay if you buy and hold Institutional Class Shares of the Fund.


SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


      The Fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management Fees*                                                    0.92%
      --------------------------------------------------------------------------
      Other Expenses                                                      0.11%
      --------------------------------------------------------------------------
      Acquired Fund Fees and Expenses                                     0.01%
      --------------------------------------------------------------------------
      Total Annual Fund Operating Expenses**+                             1.04%

       * The amount shown represents the Fund's actual advisory fee paid for the fiscal year ended April 30, 2007. The Fund pays the Adviser compensation at an annual rate as follows: 1.00% on the first $500 million of average daily net assets, 0.90% on the next $2 billion of average daily net assets and 0.75% on average daily net assets in excess of $2.5 billion.

      ** The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to keep the Total Annual Fund Operating Expenses for Institutional Class Shares of the Fund from exceeding 0.95% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time.

       + The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

      This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year              3 Years                5 Years               10 Years
      -------------------------------------------------------------------------
       $106                $331                   $574                  $1,271

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INVESTING WITH THE FUND

BUYING SHARES
--------------------------------------------------------------------------------


      To purchase Institutional Class Shares directly from the Fund through its transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227. All investments must be made by check or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by third-party checks or credit card checks.

      The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.


BY MAIL


      You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanied your statement. Be sure your check identifies clearly your name, your account number and the name of the Fund.


      REGULAR MAIL ADDRESS


      The Cambiar Funds
      P.O. Box 219009
      Kansas City, MO 64121


      EXPRESS MAIL ADDRESS

      The Cambiar Funds
      430 West 7th Street
      Kansas City, MO 64105

BY WIRE


      To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).


      WIRING INSTRUCTIONS


      UMB Bank, N.A.
      ABA # 101000695
      The Advisors' Inner Circle Fund
      DDA Acct. # 9871063178
      Ref: fund name/account number/account name

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BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


      You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. To cancel or change a plan, write to the Fund at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENT

      The minimum investment in Institutional Class Shares of the Fund is $5,000,000. The Fund reserves the right to waive the minimum initial investment in its sole discretion. If the Fund elects to waive the minimum initial investment amount, the Fund also reserves the right to transfer shares purchased below the minimum investment from Institutional Class Shares to Investor Class Shares of the Fund.


FUND CODE


      The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase or exchange shares, check daily net asset value per share ("NAV") or get additional information.


                                         Trading                           Fund
      Fund Name                          Symbol            CUSIP           Code
      -------------------------------------------------------------------------
      Cambiar Opportunity Fund -
      Institutional Class                 CAMWX          0075W0825         1362

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL


      You may contact the Fund directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds, 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

      o     The Fund name;

      o     The account number;

      o     The dollar amount or number of shares you wish to redeem;

      o     The account name(s); and

      o     The address to which redemption (sale) proceeds should be sent.


      All registered share owner(s) must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

      Certain shareholders may need to include additional documents to redeem shares. In addition, a signature guarantee is required for: (i) wire redemptions made within 30 days of changing your bank account information and (ii) check redemptions made within 30 days of changing your mailing address. Please see the Statement of Additional Information ("SAI") or call 1-866-777-8227 if you need more information.


BY TELEPHONE

      You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.


      Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or wire them to your bank.


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


      You may buy or sell shares of the Fund on each day the New York Stock Exchange ("NYSE") is open at a price equal to its net asset value ("NAV") next computed after the Fund receives your order in good form. The Fund calculates NAV once each day the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

      Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

      The Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolios at market price. If market prices are not readily available or the

      Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which the Fund calculates NAV, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

      When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

      Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


      In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("Authorized Institutions"). When you purchase or sell Fund shares through certain Authorized Institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these Authorized Institutions at an earlier time for your transaction to become effective that day. This allows these Authorized Institutions time to process your requests and transmit them to the Fund. Your Authorized Institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

      Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

      Please note that if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

IN-KIND TRANSACTIONS

      Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. In the event that shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.


PAYMENT OF REDEMPTION PROCEEDS


      Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. The Fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

      The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

      If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared, or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS


      The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.


RIGHTS RESERVED BY THE FUND

PURCHASES


      At any time and without notice, the Fund may:


      o     Stop offering shares;

      o     Reject any purchase order; or

      o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses.) The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, see "Excessive Trading Policies and Procedures."


REDEMPTIONS


      At any time and without notice, the Fund may change or eliminate any of the redemption methods described, except redemption by mail. The Fund may suspend your right to redeem if:


      o     Trading on the NYSE is restricted or halted; or


      o The U.S. Securities and Exchange Commission allows the Fund to delay redemptions.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES


      The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

      The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

      o Shareholders are restricted from making more than 3 "round trips" into or out of the Fund per year. If, to the knowledge of the Fund, a shareholder exceeds this amount, the Fund and/or its service providers will reject any additional purchase or exchange orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

      o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

      The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

      Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot ensure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


      What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

      The Fund is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.


      Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.


      However, the Fund reserves the right to close your account at the next determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the next determined NAV and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM


      Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


SMALL ACCOUNTS


      The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares-Minimum Investments" for minimum initial investment amounts.) This provision does not apply:


      o     To retirement accounts and certain other accounts; or

      o When the value of your account falls because of market fluctuations and not your redemptions.


      The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.


DISTRIBUTIONS


      Normally, the Fund distributes its net investment income and its net capital gains at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.


FEDERAL TAXES


      The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Fund.


TAXES ON DISTRIBUTIONS


      The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year, the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

      You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Fund expects to make a distribution to shareholders.


      A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


      More information about taxes is in the SAI.

      If the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------


      In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and risks, please read the SAI.


DERIVATIVES


      The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives they purchased or sold.


SHORT-TERM INVESTING


      The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objectives. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objectives will subject it to a significant risk of loss. In addition to the temporary measures described above, the Fund may also temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

      When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS


      The Fund generally posts a detailed list of its securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/CAMBIAR and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


      Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, serves as the investment adviser to the Fund. Cambiar manages and supervises the investment of the Fund's assets on a discretionary basis. As of March 31, 2007, the Adviser had approximately $8.9 billion in assets under management.


      Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.


      The Adviser has voluntarily agreed to limit the total expenses of Institutional Class Shares of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the amount listed, as a percentage of average net assets, in the table below. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. The table also lists the amount the Fund paid the Adviser during the most recent fiscal year, as a percentage of its average net assets.

                                                      Cambiar
                                                    Opportunity
                                                       Fund
      --------------------------------------------------------------------------
      Management Fees*                                 0.92%
      --------------------------------------------------------------------------
      Expense Limits -- Institutional Class            0.95%
      --------------------------------------------------------------------------
      Advisory Fees Paid During
         Most Recent Fiscal Year (after waivers)       0.84%
      --------------------------------------------------------------------------

      * The amount shown represents the Fund's actual advisory fee paid for the fiscal year ended April 30, 2007. The Fund pays the Adviser compensation at an annual rate as follows: 1.00% on the first $500 million of average daily net assets, 0.90% on the next $2 billion of average daily net assets and 0.75% on average daily net assets in excess of $2.5 billion.

      A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's October 31, 2006 Semi-Annual Report to Shareholders, which covers the period from May 1, 2006 to October 31, 2006.


PORTFOLIO MANAGERS


      The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities of the Fund. The following portfolio managers make up the investment team.

      Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has over 18 years of investment experience. He serves as Lead Manager of the investment team and focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

      Maria L. Azari, CFA, Principal, joined the Adviser in 1997 and has over 14 years of investment experience. She co-manages the Fund with a focus on the health care and retail sectors. Prior to joining the Adviser, Ms. Azari served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Azari received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

      Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has over 18 years of investment experience. She co-manages the Fund with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

      Timothy A. Beranek, Senior Vice President, joined the Adviser in 1999 and has over 15 years of investment experience. He co-manages the Fund with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


      The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.


      The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      From time to time, the Adviser and/or its affiliates may make payments to certain financial intermediaries to promote the sale, distribution, and/or servicing of shares of the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund.

      Financial intermediaries may receive these payments in order to compensate them for the costs associated with marketing and administrative support shareholder servicing, sub-administration, sub-transfer agency services, recordkeeping, client account maintenance support, statement preparation, and/or transaction processing. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, or including the Fund on a preferred or recommended fund list or in certain sales programs from time to time sponsored by financial intermediaries.

      Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund, as well as about fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Institutional Class Shares of the Fund for the period of its operations. Certain information contained in the table reflects the financial results for a single Institutional Class share of the Fund. The total returns in the table represents the rate that an investor would have earned on an investment in the Institutional Class Shares of the Fund, assuming all dividends and distributions were reinvested. Ernst & Young, LLP, independent registered public accounting firm, has audited the Fund's financial highlights. The financial statements and the unqualified opinion of Ernst & Young, LLP, are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-777-8227.

                                                    Institutional Class Shares

                                                                  November 3, 2005*
Selected Per Share Data & Ratios For a             Year Ended            to
Share Outstanding Throughout Each Period         April 30, 2007    April 30, 2006
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   18.99        $   17.27
                                                   ---------        ---------

Income from Operations:
   Net Investment Income                                0.15(1)          0.07(1)
   Net Realized and Unrealized Gain                     2.25             1.74
                                                   ---------        ---------
      Total from Operations                             2.40             1.81
                                                   ---------        ---------

Dividends and Distributions:
   Net Investment Income                               (0.13)           (0.05)
   Net Realized Gain                                   (0.26)           (0.04)
                                                   ---------        ---------
   Total Dividends and Distributions                   (0.39)           (0.09)
                                                   ---------        ---------
Net Asset Value, End of Period                     $   21.00        $   18.99
                                                   =========        =========
Total Return+                                          12.67%           10.49%
                                                   =========        =========

Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)           $ 965,942        $ 957,570
   Ratio of Expenses to Average Net Assets
      (Excluding Waivers, Expense
      Reimbursements and Fees Paid Indirectly)          1.03%            1.07%**
   Ratio of Expenses to Average Net Assets              0.95%            0.95%**
   Ratio of Net Investment Income to
      Average Net Assets                                0.76%            0.80%**
Portfolio Turnover Rate                                   59%              38%***

*     Commencement of Operations.

**    Annualized

***   Portfolio turnover is for the Fund for the year ended April 30, 2006.

+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

(1)   Per share data calculated using the average shares method.

                          THE CAMBIAR OPPORTUNITY FUND


      Investors who want more information about the Fund should read the Fund's Annual/Semi-Annual Reports and the SAI. The Annual/Semi-Annual reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about the Fund and is incorporated by reference into (legally part of) this prospectus.

      Investors can receive free copies of the SAI, shareholder reports, the Fund's privacy policy and other information about the Fund and can make shareholder inquiries on the Fund's website at www.cambiar.com or by writing to or calling:

                                The Cambiar Funds
                                 P.O. Box 219009
                              Kansas City, MO 64121
                           (Toll free) 1-866-777-8227

      You can review and copy information about the Fund (including the statement of additional information) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Fund is available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


      The Trust's Investment Company Act of 1940 file number is 811-06400.


      CMB-PS-002-0300


                                                        [CAMBIAR INVESTORS LOGO]

                            CAMBIAR OPPORTUNITY FUND
                        CAMBIAR INTERNATIONAL EQUITY FUND
                            CAMBIAR CONQUISTADOR FUND
                          CAMBIAR AGGRESSIVE VALUE FUND


                        Investor Class Shares Prospectus


                                September 1, 2007


                         The Advisors' Inner Circle Fund

                                                [CAMBIAR INVESTORS LOGO]

                                                         MANAGER FOR ALL SEASONS


The U.S.  Securities  and Exchange  Commission  has not approved or  disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


CAMBIAR OPPORTUNITY FUND ..............................................................    1

   WHAT ARE THE FUND'S INVESTMENT OBJECTIVES? .........................................    1
   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...............................    1
   WHAT ARE THE FUND'S PRINCIPAL RISKS? ...............................................    2
   HOW HAS THE FUND PERFORMED? ........................................................    2
   WHAT ARE THE FUND'S FEES AND EXPENSES? .............................................    4

CAMBIAR INTERNATIONAL EQUITY FUND .....................................................    5

   WHAT ARE THE FUND'S INVESTMENT OBJECTIVES? .........................................    5
   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...............................    5
   WHAT ARE THE FUND'S PRINCIPAL RISKS? ...............................................    6
   HOW HAS THE FUND PERFORMED? ........................................................    7
   WHAT ARE THE FUND'S FEES AND EXPENSES? .............................................    9

CAMBIAR CONQUISTADOR FUND .............................................................   10

   WHAT ARE THE FUND'S INVESTMENT OBJECTIVES? .........................................   10
   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...............................   10
   WHAT ARE THE FUND'S PRINCIPAL RISKS? ...............................................   11

   HOW HAS THE FUND PERFORMED? ........................................................   12
   WHAT ARE THE FUND'S FEES AND EXPENSES? .............................................   13

CAMBIAR AGGRESSIVE VALUE FUND .........................................................   14

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE? ...........................................   14
   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...............................   14
   WHAT ARE THE FUND'S PRINCIPAL RISKS? ...............................................   15
   HOW HAS THE FUND PERFORMED? ........................................................   18
   WHAT ARE THE FUND'S FEES AND EXPENSES? .............................................   18

INVESTING WITH THE CAMBIAR FUNDS ......................................................   20

   BUYING SHARES ......................................................................   20
   REDEEMING SHARES ...................................................................   21
   EXCHANGING SHARES ..................................................................   22
   TRANSACTION POLICIES ...............................................................   23
   ACCOUNT POLICIES ...................................................................   27

ADDITIONAL INFORMATION ABOUT THE FUNDS ................................................   33

   OTHER INVESTMENT PRACTICES AND STRATEGIES ..........................................   33
   INVESTMENT MANAGEMENT ..............................................................   34
   SHAREHOLDER SERVICING ARRANGEMENTS .................................................   37
   PAYMENTS TO FINANCIAL INTERMEDIARIES ...............................................   37

FINANCIAL HIGHLIGHTS ..................................................................   39

CAMBIAR OPPORTUNITY FUND

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?
--------------------------------------------------------------------------------


      The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation. The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund may change its investment objectives without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


      Normally, the Fund invests at least 65% of its net assets in common stocks of companies that are relatively large in terms of revenues and assets, and with market capitalizations over $1 billion at the time of purchase.

      Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

      o     Possessing above-average financial characteristics;

      o     Having seasoned management;

      o     Enjoying product or market advantages;

      o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

      o     Experiencing   positive  developments  not  yet  recognized  by  the
            markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or


      o     Possessing  significant  appreciation  potential  within  12  to  18 months.


      The Adviser may sell a stock because:

      o     It realizes positive developments and achieves its target price;

      o     It   experiences   exaggerated   price  moves   relative  to  actual
            developments;

      o     It becomes overweighted in the portfolio; or

      o     It experiences a change in or deteriorating fundamentals.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------


      As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

      As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

      The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


      Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund, managed by the same Adviser that currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.

      The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund's Investor Class Shares has varied from year to year. The average annual return table compares the average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past performance and are not an indication of future performance.


      CALENDAR YEAR RETURNS

                                   [BAR CHART]

       1999     2000    2001     2002      2003     2004     2005    2006
--------------------------------------------------------------------------------
      38.64%   8.62%   2.77%    -16.22%   35.23%   15.05%   7.01%   16.64%


      During the periods shown in the chart, the highest return for a quarter was 26.02% (quarter ended 12/31/1999) and the lowest return for a quarter was (16.63)% (quarter ended 09/30/2002). The Fund's Investor Class Shares total return from 1/1/07 to 6/30/07 was 4.97%.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                                        Since
      Investor Class Shares                                     1 Year     5 Years    6/30/98*
      ----------------------------------------------------------------------------------------
         Cambiar Opportunity Fund Returns Before Taxes           16.64%      10.22%     12.81%
      ----------------------------------------------------------------------------------------
         Cambiar Opportunity Fund Returns After
            Taxes on Distributions**                             16.12%      10.06%     11.39%
      ----------------------------------------------------------------------------------------
         Cambiar Opportunity Fund Returns
            After Taxes on Distributions
            and Sale of Fund Shares**                            10.99%       8.85%     10.42%
      ----------------------------------------------------------------------------------------
         S&P 500(R) Index (reflects no deduction for fees,
            expenses or taxes)***                                15.80%       6.19%      4.30%
      ----------------------------------------------------------------------------------------

      *     Commencement of operations.

      ** After-tax returns are calculated using the historical highest-federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


      *** The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity markets industry weightings.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------


      The table describes the fees and expenses you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


      The Fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

          Management Fees*                                                 0.92%
      --------------------------------------------------------------------------
          Other Expenses**                                                 0.37%
      --------------------------------------------------------------------------
          Acquired Fund Fees and Expenses                                  0.01%
      --------------------------------------------------------------------------
          Total Annual Fund Operating Expenses***+                         1.30%

        * The amount shown represents the Fund's actual advisory fee paid for the fiscal year ended April 30, 2007. The Fund pays the Adviser compensation at an annual rate as follows: 1.00% on the first $500 million of average daily net assets, 0.90% on the next $2 billion of average daily net assets, and 0.75% on average daily net assets in excess of $2.5 billion.

       **   Other expenses include shareholder servicing fees.

      *** The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to keep the Total Annual Fund Operating Expenses for Investor Class Shares of the Fund from exceeding 1.20% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time.

        + The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

      This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years               5 Years                10 Years
     ---------------------------------------------------------------------------
      $132                 $412                  $713                  $1,568

CAMBIAR INTERNATIONAL EQUITY FUND

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?
--------------------------------------------------------------------------------


      The Cambiar International Equity Fund (the "Fund") seeks total return and capital preservation. The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund may change its investment objectives without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


      The Fund normally seeks to achieve its goal by investing at least 80% of its net assets in equity securities. The Fund may not change its policy to invest at least 80% of its net assets in equity securities without 60 days' written notice to shareholders. Cambiar Investors LLC ("Cambiar" or the "Adviser") focuses predominantly in medium to large market capitalization equity securities of non-U.S. companies, foreign companies with U.S.-only listings and some U.S. corporations where the preponderance of business activity lies outside the U.S. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest, to a lesser extent, in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases American Depositary Receipt listings ("ADRs") of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

      The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements. The following are typical factors the Adviser considers when purchasing stocks:

      o     Low price-earnings ratio relative to historic norms and peer group;

      o     Low cash flow multiple relative to historic norms and peer group;

      o New product and/or restructuring potential under-appreciated by the marketplace;

      o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

      o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

      The Adviser also utilizes active country selection as a secondary selection criteria, which is overlaid on the bottom-up criteria described above. The Adviser's country allocation does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. However, the Adviser seeks to avoid specific countries where it is deemed that there exists a high likelihood of economic and financial turbulence due to poor or worsening economic fundamentals, and may seek larger positions in countries where specific economic risk factors are overestimated by the marketplace, causing depressed valuations. A similar approach will be used with regard to overweighting or underweighting specific industrial sectors by country.

      The Adviser will tend to hold securities for longer periods of time. Positions held will be carefully re-examined when, for example:

      o     The stock has realized its price target;

      o     It   experiences   exaggerated   price  moves   relative  to  actual
            developments; or

      o There is a material change in company fundamentals or market conditions.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------


      As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

      As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific com-pany, such as decisions made by its management. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse market developments than larger companies.


      When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

      The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


      Effective September 9, 2002, the Fund became the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same Adviser that currently manages the Fund and had identical investment objectives and strategies as the Fund. The performance shown in the following bar chart and performance table represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor International Fund's performance may have been lower.

      The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund's Investor Class Shares has varied from year to year. The average annual return table compares the average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS

                                   [BAR CHART]

     1998    1999    2000     2001     2002    2003    2004   2005    2006
--------------------------------------------------------------------------------
     4.21%  70.81%  18.75%  -16.53%  -13.96%  38.37%  15.48%  5.55%  29.04%


      During the periods shown in the chart, the highest return for a quarter was 43.43% (quarter ended 12/31/1999) and the lowest return for a quarter was (25.98)% (quarter ended 09/30/2002). The Fund's Investor Class Shares total return from 1/1/07 to 6/30/07 was 13.33%.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                                                               Since
Investor Class Shares                                                                1 Year      5 Years     9/2/1997*
----------------------------------------------------------------------------------------------------------------------------------
     Cambiar International Equity Fund Return
        Before Taxes                                                                 29.04%       13.37%       13.04%
----------------------------------------------------------------------------------------------------------------------------------
     Cambiar International Equity Fund Return
        After Taxes on Distributions**                                               25.34%       12.45%       12.55%
----------------------------------------------------------------------------------------------------------------------------------
     Cambiar International Equity Fund Return
        After Taxes on Distributions and Sale of
        Fund Shares**                                                                20.95%       11.54%       11.63%
----------------------------------------------------------------------------------------------------------------------------------
     Morgan Stanley Capital International EAFE Index
        (reflects no deductions for fees, expenses or
        taxes)***                                                                    26.34%       14.98%        7.76%
----------------------------------------------------------------------------------------------------------------------------------

        *   Commencement of operations. Index comparisons begin August 31, 1997.

       ** After-tax returns are calculated using the historical highest-federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


      *** Morgan Stanley Capital International EAFE Index is an unmanaged index which measures the arithmetic, market value-weight averages of the performance of over 900 securities listed on the stock exchanges of countries of Europe, Australasia and the Far East.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------


      The table describes the fees and expenses you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER TRANSACTION FeES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


      The Fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the section on "Transaction Policies."


         Redemption Fee (as a percentage of amount redeemed)             2.00%
      --------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

         Management Fees                                                 1.10%
      --------------------------------------------------------------------------
         Other Expenses*                                                 0.43%
      --------------------------------------------------------------------------
         Acquired Fund Fees and Expenses                                 0.00%**
      --------------------------------------------------------------------------
         Total Annual Fund Operating Expenses***                         1.53%

        *   Other expenses include shareholder servicing fees.

       **   Represents less than 0.01%.

      *** The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) in order to keep Total Annual Fund Operating Expenses from exceeding 1.50% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time.

      EXAMPLE

      This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 YEAR                3 YEARS             5 YEARS                 10 YEARS
      --------------------------------------------------------------------------
      $  156                $   483             $   834                 $  1,824

CAMBIAR CONQUISTADOR FUND

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?
--------------------------------------------------------------------------------


      The Cambiar Conquistador Fund (the "Fund") seeks total return and capital preservation. The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund may change its investment objectives without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


      Normally, the Fund invests at least 80% of its net assets in common stocks of small- to medium-sized companies with market capitalizations of up to $8 billion at the time of purchase.

      Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

      o     Possessing above-average financial characteristics;

      o     Having seasoned management;

      o     Enjoying product or market advantages;

      o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

      o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or


      o     Possessing  significant  appreciation  potential  within  12  to  18 months.


      The Adviser may sell a stock because:

      o     It realizes positive developments and achieves its target price;

      o     It   experiences   exaggerated   price  moves   relative  to  actual
            developments;

      o     It becomes overweighted in the portfolio; or

      o     It experiences a change in or deteriorating fundamentals.

      Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------


      As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

      As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

      The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

      The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund's Investor Class Shares has varied from year to year. The average annual return table compares average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past performance and are not an indication of future performance.


                                   [BAR CHART]

                                 2005      2006
                                ----------------
                                19.98%    21.15%


      During the periods shown in the chart, the highest return for a quarter was 14.88% (quarter ended 03/31/2006) and the lowest return for a quarter was (4.75)% (quarter ended 06/30/2006). The Fund's Investor Class Shares total return from 1/1/07 to 6/30/07 was 11.00%.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

      INVESTOR CLASS SHARES                            1 YEAR   SINCE 08/31/04*
      --------------------------------------------------------------------------
         Cambiar Conquistador Fund Return
            Before Taxes                                21.15%      24.08%
      --------------------------------------------------------------------------
         Cambiar Conquistador Fund Return
            After Taxes on Distributions**              20.47%      22.74%
      --------------------------------------------------------------------------
         Cambiar Conquistador Fund Return
            After Taxes on Distributions and Sale of
            Fund Shares**                               13.85%      20.07%
      --------------------------------------------------------------------------
         The Russell 2000(TM) Index (reflects no
            deduction for fees, expenses or taxes)***   18.37%      18.24%
      --------------------------------------------------------------------------
         Russell 2500(TM) Index (reflects no
            deduction for fees, expenses or taxes)****  16.17%      18.59%
      --------------------------------------------------------------------------

         *  Commencement of operations.

        ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

       *** The Fund has changed its benchmark from the Russell 2500(TM) Index to the Russell 2000(TM) Index because the Adviser believes that the Russell 2000(TM) Index provides a better comparison of the performance of companies in which the Fund will typically invest. The Russell 2000(TM) Index is a market capitalization-weighted benchmark index that measures the performance of the 2,000 smallest companies in the Russell 3000(TM) Index, which is made up of 3,000 of the largest U.S. stocks, as measured by market capitalization. The Russell 2000(TM) Index serves as a benchmark for small-cap stocks in the United States.

      **** The Russell 2500(TM) Index is a market capitalization-weighted index that measures the performane of the 2,500 smallest companies in the Russell 3000(TM) Index, which represents approximately 16% of the total market capitalization of the Russell 3000(TM) Index.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

      The table describes the fees and expenses you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


      The Fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the section on "Transaction Policies."


         Redemption Fee (as a percentage of amount redeemed)               2.00%
      --------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

         Management Fees                                                   1.15%
      --------------------------------------------------------------------------
         Other Expenses*                                                   0.40%
      --------------------------------------------------------------------------
         Acquired Fund Fees and Expenses                                   0.03%
      --------------------------------------------------------------------------
         Total Annual Fund Operating Expenses**+                           1.58%

       *    Other expenses include shareholder servicing fees.

      ** The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to keep Total Annual Fund Operating Expenses from exceeding 1.50% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time.

       + The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

      This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 Year            3 Years            5 Years            10 Years
      --------------------------------------------------------------------------
        $161              $499               $860               $1,878

CAMBIAR AGGRESSIVE VALUE FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------

      The Cambiar Aggressive Value Fund (the "Fund") seeks long-term capital appreciation. The Fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

      Normally, the Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies within any market capitalization range. The equity securities in which the Fund will invest may include convertible securities. In addition, the Fund may invest in derivatives, including options on securities, and sell securities short as part of its investment strategy.

      The Fund typically invests in a portfolio of 20-30 issuers that Cambiar Investors LLC ("Cambiar" or the "Adviser") believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund's investment strategy, the Fund is considered to be non-diversified. The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements.

      Consistent with its effort to create a focused portfolio of the companies which it believes represent the best opportunities for long-term capital appreciation, the Adviser may at times allocate a significant percentage of the Fund's assets to securities of non-U.S. companies that trade in either domestic or foreign markets. The Adviser may invest in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Adviser's allocation among various foreign countries does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization.

      The following are typical factors the Adviser considers when purchasing stocks:

      o     Low price-earnings ratio relative to historic norms and peer group;

      o     Low cash flow multiple relative to historic norms and peer group;

      o New product and/or restructuring potential under-appreciated by the marketplace;

      o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

      o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

      The Adviser's short strategy is utilized opportunistically and is driven by the same underlying philosophy and investment process as the long portion of the portfolio. If the Adviser determines that a company does not have the underlying fundamentals to be added to the Fund as a long position, it will consider using the stock speculatively as a short position or as a paired trade to hedge a long position in the Fund.

      The Adviser may sell a stock that the Fund holds long because:

      o     It realizes positive developments and achieves its target price;

      o     It   experiences   exaggerated   price  moves   relative  to  actual
            developments; or

      o     It experiences or a change in deteriorating fundamentals.

      Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

      As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

      As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

      When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

      Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

      The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security.

      As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

      Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

      The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses.

      Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

      The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

      When the Fund sells securities "short," the Fund may be subject to substantially higher risks and greater volatility than most mutual funds. The Fund seeks to increase return and reduce risk by using short sales and other forms of volatile financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

      The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more suscep-tible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

      The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

      The Fund is new and, therefore, has no performance information.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

      The table describes the fees and expenses you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

      The Fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the section on "Transaction Policies."

      --------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed)                2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

         Management Fees                                                 1.00%
      --------------------------------------------------------------------------
         Other Expenses                                                  1.42%*
      --------------------------------------------------------------------------
         Acquired Fund Fees and Expenses                                 0.00%**
      --------------------------------------------------------------------------
         Total Annual Fund Operating Expenses***                         2.42%

        * Other expenses are based on estimated amounts for the current fiscal year and include shareholder servicing fees.

       ** Acquired Fund Fees and Expenses are based on an estimated amount of less than 0.01% for the current fiscal year.

      *** The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) in order to keep Total Annual Fund Operating Expenses for Investor Class Shares of the Fund from exceeding 1.50% of the Fund's daily net assets. The Adviser may discontinue all or part of its waiver at any time.

EXAMPLE

      This example can help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year             3 Years
      --------------------------------------------------------------------------
                            $ 245               $ 755

INVESTING WITH THE CAMBIAR FUNDS


BUYING SHARES
--------------------------------------------------------------------------------


      To purchase Investor Class Shares directly from the Funds through their transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227. All investments must be made by check or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by third-party checks or credit card checks.

      The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.


BY MAIL


      You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanied your statement. Be sure your check identifies clearly your name, your account number and the name of the Fund.


      REGULAR MAIL ADDRESS


      The Cambiar Funds
      P.O. Box 219009
      Kansas City, MO 64121


      EXPRESS MAIL ADDRESS

      The Cambiar Funds
      430 West 7th Street
      Kansas City, MO 64105

BY WIRE


      To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).


      WIRING INSTRUCTIONS

      UMB Bank, N.A.
      ABA # 101000695
      The Advisors' Inner Circle Fund
      DDA Acct. # 9871063178


      Ref: fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


      You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


MINIMUM INVESTMENTS


      You can open an account with the Cambiar Opportunity Fund or the Cambiar International Equity Fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
      IRAs). For the Cambiar Conquistador Fund, you can open an account with a minimum initial investment of $10,000 ($2,500 for IRAs and $1,250 for Spousal IRAs). For the Cambiar Aggressive Value Fund, you can open an account with a minimum initial investment of $100,000 ($25,000 for IRAs and $12,500 for Spousal IRAs). You can buy additional Investor Class Shares of each Fund for as little as $100. The Fund reserves the right to waive the minimum initial investment amounts in its sole discretion.


FUND CODES


      Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange Investor Class Shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.

                                            Trading                   Fund
      Fund Name                              Symbol      CUSIP        Code
      --------------------------------------------------------------------------
      Cambiar Opportunity Fund                CAMOX     00758M261     1262
      Cambiar International Equity Fund       CAMIX     00758M139     1269
      Cambiar Conquistador Fund               CAMSX     0075W0817     1363
      Cambiar Aggressive Value Fund           CAMAX     0075W0650     1365


REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL


      You may contact the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds, 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

      o     The Fund name(s);

      o     The account number;

      o     The dollar amount or number of shares you wish to redeem;

      o     The account name(s); and

      o     The address to which redemption (sale) proceeds should be sent.


      All registered share owner(s) must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

      Certain shareholders may need to include additional documents to redeem shares. In addition, a signature guarantee is required for: (i) wire redemptions made within 30 days of changing your bank account information; and (ii) check redemptions made within 30 days of changing your mailing address. Please see the Statement of Additional Information ("SAI") or call 1-866-777-8227 if you need more information.


BY TELEPHONE

      You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.


      Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or wire them to your bank.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)


      If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.


EXCHANGING SHARES
--------------------------------------------------------------------------------


      At no charge, you may exchange Investor Class Shares of one Cambiar Fund for Investor Class Shares of another Cambiar Fund by writing to or calling the Funds, subject to any applicable minimum investment requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

      The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


      You may buy, sell or exchange shares of a Fund on each day the New York Stock Exchange ("NYSE") is open at a price equal to its net asset value ("NAV") next computed after the Fund receives your order in good form. The Funds calculate NAV once each day the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Funds must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

      Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

      Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

      With respect to non-U.S. securities held by the Cambiar International Equity Fund or the Cambiar Aggressive Value Fund, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be sig-nificantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which a Fund prices its shares, the value the Funds assign to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information related to the securities.

      When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

      Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


      In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("Authorized Institutions"). When you purchase or sell Fund shares through certain Authorized Institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these Authorized Institutions at an earlier time for your transaction to become effective that day. This allows these Authorized Institutions time to process your requests and transmit them to the Funds. Your Authorized Institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time.

      Certain financial intermediaries are authorized agents of the Funds for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

      Please note that if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Funds. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Funds' transfer agent receives the order from the intermediary.


IN-KIND TRANSACTIONS


      Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. In the event that shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.


REDEMPTION FEE


      In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar International Equity Fund, the Cambiar Conquistador Fund and the Cambiar Aggressive Value Fund each charge a 2.00% redemption fee on redemptions of shares that have been held for less than ninety days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

      The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, each Fund recognizes that due to operational and systems limitations, inter-mediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

      The Cambiar International Equity Fund, the Cambiar Conquistador Fund and the Cambiar Aggressive Value Fund each reserve the right to waive its redemption fee in its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities;
      (iv) systematic redemptions; and (v) retirement loans and withdrawals.


PAYMENT OF REDEMPTION PROCEEDS


      Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

      The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

      If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.


TELEPHONE TRANSACTIONS


      The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES


      At any time and without notice, the Funds may:


      o     Stop offering shares;

      o     Reject any purchase order; or

      o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses.) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures."


REDEMPTIONS


      At any time and without notice, the Funds may change or eliminate any of the redemption methods described, except redemption by mail. The Funds may suspend your right to redeem if:


      o     Trading on the NYSE is restricted or halted; or


      o The U.S. Securities and Exchange Commission allows the Funds to delay redemptions.

EXCHANGES

      The Funds may:

      o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;


      o     Reject any request for an exchange; or


      o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES


      The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

      In addition, because the Cambiar International Equity Fund and the Cambiar Aggressive Value Fund invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

      The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

      o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers will reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

      o The Cambiar International Equity Fund, the Cambiar Conquistador Fund and the Cambiar Aggressive Value Fund each assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than ninety days (subject to certain exceptions as discussed in "Redemption Fees").

      o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

      Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

      Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot ensure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.


CUSTOMER IDENTIFICATION AND VERIFICATION

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


      What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

      The Funds are required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds your application will be rejected.


      Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.


      However, the Funds reserve the right to close your account at the next determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the next determined NAV and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM


      Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


SMALL ACCOUNTS


      The Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares-Minimum Investments" for minimum initial investment amounts.) This provision does not apply:

      o     To retirement accounts and certain other accounts; or

      o When the value of your account falls because of market fluctuations and not your redemptions.


      The Funds will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.


DISTRIBUTIONS


      Normally, each Fund distributes its net investment income and its net capital gains at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.


FEDERAL TAXES


      The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.


TAXES ON DISTRIBUTIONS


      Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year, each Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

      You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

      Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.


      A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


      More information about taxes is in the SAI.

      To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. The Funds may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT THE FUNDS

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------


      In addition to its principal investment strategies, each Fund may use the investment strategies described below. Each Fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Funds' investment practices and risks, please read the SAI.


DERIVATIVES


      The Funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect each Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Funds buy or sell. The Funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives they purchased or sold.


SHORT-TERM INVESTING


      The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objectives. The Funds will use a temporary strategy if the Adviser believes that pursuing the Funds' investment objectives will subject them to a significant risk of loss. Each Fund, except the Cambiar Opportunity Fund, has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets in particular types of securities as described in each Fund's principal investment strategies. In addition to the temporary measures described above, each Fund may also temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

      When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that it would have otherwise profited from if they were pursuing their normal strategies.


INFORMATION ABOUT PORTFOLIO HOLDINGS


      The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/CAMBIAR and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISER


      Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. Cambiar manages and supervises the investment of each Fund's assets on a discretionary basis. As of March 31, 2007, the Adviser had approximately $8.9 billion in assets under management.


      Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.


      The Adviser has voluntarily agreed to limit the total expenses of the Funds (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the amounts listed, as a percentage of average net assets, in the table below. To maintain these expense limits, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Funds. The Adviser intends to continue its expense limitations until further notice, but may discontinue them at any time. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average net assets.

                                                                                    Cambiar
                                       Cambiar        Cambiar         Cambiar     Aggressive
                                     Opportunity   International   Conquistador      Value
                                        Fund        Equity Fund       Fund           Fund
       -------------------------------------------------------------------------------------
       Management Fees                  0.92%*         1.10%          1.15%          1.00%
       -------------------------------------------------------------------------------------
       Expense Limits - Investor
         Class                          1.20%          1.50%          1.50%          1.50%
       -------------------------------------------------------------------------------------
       Advisory Fees Paid During
         Most Recent Fiscal Year
         (after waivers)                0.84%          1.10%          1.12%           N/A**
       -------------------------------------------------------------------------------------

       * The amount shown represents the Fund's actual advisory fee paid for the fiscal year ended April 30, 2007. The Fund pays the Adviser compensation at an annual rate as follows: 1.00% on the first $500 million of average daily net assets, 0.90% on the next $2 billion of average daily net assets and 0.75% on average daily net assets in excess of $2.5 billion.

      ** The Cambiar Aggressive Value Fund commenced operations on August 31, 2007.

      A discussion regarding the basis for the Board's approval of the investment advisory agreements for the Cambiar Opportunity Fund, the Cambiar International Equity Fund and the Cambiar Conquistador Fund can be found in the Funds' October 31, 2006 Semi-Annual Report to Shareholders, which covers the period from May 1, 2006 to October 31, 2006. A discussion regarding the basis for the Board's approval of the Cambiar Aggressive Value Fund's investment advisory agreement can be found in the Fund's October 31, 2007 Semi-Annual Report to shareholders, which covers the period from May 1, 2007 to October 31, 2007.


PORTFOLIO MANAGERS


      The Cambiar Opportunity Fund, the Cambiar International Equity Fund and the Cambiar Conquistador Fund are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of these Funds. Brian M. Barish serves as the sole portfolio manager of the Cambiar Aggressive Value Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities of the Funds.

      Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has over 18 years of investment experience. He serves as the sole portfolio manager of the Cambiar Aggressive Value Fund and also serves as the Lead Manager of the investment team of the Cambiar Opportunity Fund and Co-Manager of the Cambiar International Equity Fund and the Cambiar Conquistador Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.


      Maria L. Azari, CFA, Principal, joined the Adviser in 1997 and has over 14 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund and the Cambiar Conquistador Fund with a focus on the health care and retail sectors. Prior to joining the Adviser, Ms. Azari served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Azari received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

      Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has over 18 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund and the Cambiar Conquistador Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

      Timothy A. Beranek, Senior Vice President, joined the Adviser in 1999 and has over 15 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund and the Cambiar Conquistador Fund with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

      Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005 and has over 11 years of investment experience. She co-manages the Cambiar
      International Equity Fund with a focus on the energy, industrials, utilities and basic materials sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

      The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

      The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

      The Funds have adopted a shareholder servicing plan that provides that each Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      From time to time, the Adviser and/or its affiliates may make payments to certain financial intermediaries to promote the sale, distribution, and/or servicing of shares of the Funds. These payments may be in addition to any shareholder servicing payments that are reflected in the fees and expenses listed in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

      Financial intermediaries may receive these payments in order to compensate them for the costs associated with marketing and administrative support shareholder servicing, sub-administration, sub-transfer agency services, recordkeeping, client account maintenance support, statement preparation, and/or transaction processing. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, or including a Fund on a preferred or recommended fund list or in certain sales programs from time to time sponsored by financial intermediaries.

      Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds, as well as about fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of each Fund for the period of the Fund's operations. Certain information contained in the table reflects the financial results for a single Investor Class Share of each Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds assuming all dividends and distributions were reinvested. Ernst & Young LLP, independent registered public accounting firm, has audited the Funds' financial highlights for the years ended April 30, 2006 and April 30, 2007. The financial highlights for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2007 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.

                                                                    Years Ended April 30,
Opportunity Fund (Investor Class Shares)         2007          2006          2005         2004        2003(2)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     18.98    $   16.31     $   14.91     $  10.96     $  12.84
                                             -----------    ---------     ---------     --------     --------
Income (Loss) from Operations:
   Net Investment Income                            0.09(1)      0.09(1)       0.05(1)      0.06(1)      0.06
   Net Realized and Unrealized Gain (Loss)          2.25         2.66          1.41         3.97        (1.90)
                                             -----------    ---------     ---------     --------     --------
      Total From Operations                         2.34         2.75          1.46         4.03        (1.84)
                                             -----------    ---------     ---------     --------     --------
   Dividends and Distributions:
   Net Investment Income                           (0.09)       (0.04)        (0.06)       (0.08)       (0.04)
   Net Realized Gain                               (0.26)       (0.04)           --           --           --
                                             -----------    ---------     ---------     --------     --------
      Total Dividends and Distributions            (0.35)       (0.08)        (0.06)       (0.08)       (0.04)
                                             -----------    ---------     ---------     --------     --------
   Net Asset Value, End of Period            $     20.97    $   18.98     $   16.31     $  14.91     $  10.96
                                             ===========    =========     =========     ========     ========
   Total Return+                                   12.37%       16.87%         9.78%       36.93%      (14.31)%
                                             ===========    =========     =========     ========     ========

Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)     $ 1,676,270    $ 916,371     $ 296,946     $ 97,543     $ 23,622
   Ratio of Expenses to Average Net Assets
     (Excluding Waivers and Fees
     Paid Indirectly)                               1.29%        1.34%         1.64%        2.01%        2.13%
   Ratio of Expenses to Average Net Assets          1.20%        1.20%         1.51%        1.37%        1.30%
   Ratio of Net Investment Income to
     Average Net Assets                             0.48%        0.51%         0.30%        0.46%        0.49%
   Portfolio Turnover Rate                            59%          38%           43%          45%         118%


+ Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(1)   Per share data calculated using the average shares method.

(2) On June 24, 2002, The Advisors' Inner Circle Fund's Cambiar Opportunity Fund acquired the assets and liabilities of the UAM Cambiar Opportunity Portfolio, a series of UAM Funds Trust. The operations of The Advisors' Inner Circle Fund's Cambiar Opportunity Fund prior to the acquisition were those of the Predecessor Fund, the UAM Cambiar Opportunity Portfolio.

                                                                Years Ended April 30,                    September 9, 2002*
International Equity Fund                       2007           2006            2005         2004         to April 30, 2003
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    26.05     $    22.17     $    20.43     $    13.52         $  14.55
                                             ----------     ----------     ----------     ----------         --------
Income (Loss) from Operations:
   Net Investment Income                           0.23(1)        0.25(1)        0.11(1)        0.13(1)          0.09
   Net Realized and Unrealized Gain (Loss)         3.50           6.06           1.65           6.89            (1.12)
                                             ----------     ----------     ----------     ----------         --------
      Total From Operations                        3.73           6.31           1.76           7.02            (1.03)
                                             ----------     ----------     ----------     ----------         --------
   Dividends and Distributions:
   Net Investment Income                          (0.16)         (0.03)         (0.02)         (0.11)              --
   Net Realized Gain                              (3.40)         (2.40)            --             --               --
                                             ----------     ----------     ----------     ----------         --------
   Total Dividends and Distributions              (3.56)         (2.43)         (0.02)         (0.11)              --
                                             ----------     ----------     ----------     ----------         --------
   Redemption Fees                                 0.05           0.00(2)          --           0.00(2)            --
                                             ----------     ----------     ----------     ----------         --------
   Net Asset Value, End of Period            $    26.27     $    26.05     $    22.17     $    20.43         $  13.52
                                             ==========     ==========     ==========     ==========         ========
      Total Return+                               15.61%++       30.65%          8.62%         51.97%++         (7.08)%++***
                                             ==========     ==========     ==========     ==========         ========
Ratios and Supplemental Data
   Net Assets, End of Period
      (Thousands)                            $   39,631     $   42,150     $   28,388     $   22,496         $ 13,860
   Ratio of Expenses to Average Net Assets
      (Excluding Waivers and Fees
      Paid Indirectly)                             1.53%          1.50%          1.63%          2.05%            3.02%**
   Ratio of Expenses to Average Net Assets         1.50%          1.50%          1.63%          1.75%            1.75%**
   Ratio of Net Investment Income to
      Average Net Assets                           0.91%          1.08%          0.52%          0.70%            1.07%**
   Portfolio Turnover Rate                           92%           102%            63%            76%              95%***


*     Commencement of Operations.

**    Annualized.

*** Total return and Portfolio turnover are for the period indicated and have not been annualized.

+ Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


++ Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.


(1)   Per share data calculated using the average shares method.

(2)   Amount represents less than $0.01 per share.

                                               Years Ended April 30,        August 31, 2004*
Conquistador Fund                               2007           2006        to April 30, 2005
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    14.86     $    11.13         $ 10.00
                                             ----------     ----------         -------
Income from Operations:
   Net Investment Loss                            (0.11)(1)      (0.12)(1)       (0.05)(1)
   Net Realized and Unrealized Gain                1.97           4.57            1.26
                                             ----------     ----------         -------
      Total From Operations                        1.86           4.45            1.21
                                             ----------     ----------         -------
   Dividends and Distributions:
   Net Investment Income                             --          (0.03)          (0.03)
   Net Realized Gain                              (0.29)         (0.69)          (0.05)
                                             ----------     ----------         -------
      Total Dividends and Distributions           (0.29)         (0.72)          (0.08)
                                             ----------     ----------         -------
   Redemption Fees                                 0.00(2)        0.00(2)           --
                                             ----------     ----------         -------
Net Asset Value, End of Period               $    16.43     $    14.86         $ 11.13
                                             ==========     ==========         =======
      Total Return+                               12.63%         40.98%          12.09%***
                                             ==========     ==========         =======
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)     $   72,130     $   13,654         $ 2,220
   Ratio of Expenses to Average
      Net Assets (Excluding Waivers,
      Expense Reimbursements
      and Fees Paid Indirectly)                    1.55%          3.00%           6.55%**
   Ratio of Expenses to Average Net Assets         1.50%          1.69%           1.85%**
   Ratio of Net Investment Loss to
     Average Net Assets                           (0.72)%        (0.90)%         (0.63)%**
   Portfolio Turnover Rate                           81%            91%             36%***


*     Commencement of Operations.

**    Annualized.

*** Total return and Portfolio turnover are for the period indicated and have not been annualized.


+ Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)   Per share data calculated using average shares method.

(2)   Amount represents less than $0.01 per share.

                                THE CAMBIAR FUNDS


Investors who want more information about the Funds should read the Funds' Annual/Semi-Annual Reports and the SAI. The Annual/Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

                                The Cambiar Funds
                                 P.O. Box 219009
                              Kansas City, MO 64121
                           (Toll free) 1-866-777-8227

You can review and copy information about the Funds (including the SAI) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


The Trust's Investment Company Act of 1940 file number is 811-06400.


CMB-PS-001-0700


                                                        [CAMBIAR INVESTORS LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION

                            CAMBIAR OPPORTUNITY FUND
                        CAMBIAR INTERNATIONAL EQUITY FUND
                            CAMBIAR CONQUISTADOR FUND
                          CAMBIAR AGGRESSIVE VALUE FUND

                EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                SEPTEMBER 1, 2007

                               INVESTMENT ADVISER:
                              CAMBIAR INVESTORS LLC

This Statement of Additional Information (the "SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and its series, the Cambiar Opportunity Fund (the "Opportunity Fund"), the Cambiar International Equity Fund (the "International Fund"), the Cambiar Conquistador Fund (the "Conquistador Fund") and the Cambiar Aggressive Value Fund (the "Aggressive Fund") (each, a "Fund", and collectively, the "Funds"). This SAI should be read in conjunction with the Funds' prospectuses dated September 1, 2007. Capitalized terms not defined herein are defined in the prospectuses. The Funds' financial statements including notes thereto and the report of Ernst & Young LLP for the fiscal year ended April 30, 2007, with the exception of the Aggressive Fund, are contained in the 2007 Annual Report to Shareholders and are herein incorporated by reference into and are deemed to be part of this SAI. A copy of the Funds' 2007 Annual Report to Shareholders accompanies the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by calling the Funds at 1-866-777-8227.

                                TABLE OF CONTENTS

THE TRUST ...................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS ........................................S-2
INVESTMENT POLICIES OF THE FUNDS ...........................................S-27
INVESTMENT ADVISORY AND OTHER SERVICES .....................................S-31
PORTFOLIO MANAGERS .........................................................S-32
THE ADMINISTRATOR ..........................................................S-34
THE DISTRIBUTOR ............................................................S-34
SHAREHOLDER SERVICES .......................................................S-35
TRANSFER AGENT .............................................................S-36
CUSTODIAN ..................................................................S-36
INDEPENDENT REGISTERED  PUBLIC ACCOUNTING FIRM .............................S-36
LEGAL COUNSEL ..............................................................S-36
TRUSTEES AND OFFICERS OF THE TRUST .........................................S-36
PURCHASING AND REDEEMING SHARES ............................................S-41
DETERMINATION OF NET ASSET VALUE ...........................................S-42
TAXES ......................................................................S-43
BROKERAGE ALLOCATION AND OTHER PRACTICES ...................................S-47
PORTFOLIO HOLDINGS .........................................................S-50
DESCRIPTION OF SHARES ......................................................S-51
SHAREHOLDER LIABILITY ......................................................S-51
LIMITATION OF TRUSTEES' LIABILITY ..........................................S-52
PROXY VOTING ...............................................................S-52
CODES OF ETHICS ............................................................S-52
5% AND 25% SHAREHOLDERS ....................................................S-52
APPENDIX A - RATINGS ........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ...........................B-1

September 1, 2007
CMB-SX-001-0700

                                       i
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THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Generally, each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Investor Class Shares and Institutional Class Shares. The different classes provide for variations in shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing expenses, see "Distributor." The Funds are currently offered in Investor Class Shares for each Fund and Institutional Class Shares for the Opportunity Fund.

HISTORY OF THE FUNDS. The Opportunity Fund is the successor to the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"), a separate registered investment company. The Predecessor Opportunity Fund was managed by Cambiar Investors LLC ("Cambiar" or the "Adviser") using the same investment objective, investment strategies, policies and restrictions as those used by the Opportunity Fund. The Predecessor Opportunity Fund's date of inception was June 30, 1998. The Predecessor Opportunity Fund dissolved and reorganized into the Opportunity Fund on June 24, 2002. Substantially all of the assets of the Predecessor Opportunity Fund were acquired by the Opportunity Fund in connection with its commencement of operations on June 24, 2002.

The International Fund is the successor to the Cambiar International Equity Trust (the "Predecessor International Fund," and, together with the "Predecessor Opportunity Fund," the "Predecessor Funds"), a separate unregistered investment company. The Predecessor International Fund was managed by the Adviser using the same investment objective, strategies, policies and restrictions as those used by the International Fund. The Predecessor International Fund's date of inception was August 31, 1997. The Predecessor International Fund dissolved and reorganized into the International Fund on September 9, 2002. Substantially all of the assets of the Predecessor International Fund were acquired by the International Fund in connection with its commencement of operations on September 9, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders' approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.



WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

Each Fund's investment objectives and principal investment strategies are described in the prospectuses. Each Fund, with the exception of the Aggressive Fund, is classified as "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectuses. Each Fund will only invest in any of the following instruments, or engage in any of the following investment practices, if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated investment policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

NON-DIVERSIFICATION. The Aggressive Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that the Fund be diversified (i.e., that it will not invest more than 5% of its assets in the securities of any one issuer) with respect to 50% of its assets.


DESCRIPTION OF PERMITTED INVESTMENTS

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

|X|    By the right of the issuer to borrow from the U.S. Treasury;

|X| By the discretionary authority of the U.S. government to buy the obligations of the agency; or

|X|    By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development ("HUD"). Securities issued by GNMA are considered to be the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Funds may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") - FHLMC is a stockholder-owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

|X| Has total assets of at least $1 billion, or the equivalent in other currencies;

|X|    Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
       and

|X| Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return. BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

|X|      PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

|X|      EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

|X|      CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk-free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A ratings agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectuses, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

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TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

|X|      PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option

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premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

       |X|    Allowing it to expire and losing its entire premium;

       |X| Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

       |X|    Closing it out in the secondary market at its current price.

|X|      SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

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|X|      The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

|X| A call option on the same security or index with the same or lesser exercise price;

|X| A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

|X| Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

|X| In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

|X|      Entering into a short position in the underlying security;

|X| Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

|X| Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

|X|      Maintaining the entire exercise price in liquid securities.

|X|      OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

|X|      OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures

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contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

|X|      COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

|X|      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

|X| Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount);

|X| Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

|X|      Do not require an initial margin deposit; and

|X| May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

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A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior

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written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

|X|      EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

|X|      INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

|X|      CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains

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the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

|X| current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

|X| a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

|X| differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase

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options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

|X| have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

|X|      have to purchase or sell the instrument underlying the contract;

|X|      not be able to hedge its investments; and/or

|X|      not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

|X| an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

|X| unusual or unforeseen circumstances may interrupt normal operations of an exchange;

|X| the facilities of the exchange may not be adequate to handle current trading volume;

|X| equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

|X| investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

|X|      actual and anticipated changes in interest rates;

|X|      fiscal and monetary policies; and

|X|      national and international political events.

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Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such a transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with these requirements, and subject to certain risks.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

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A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

|X| Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

|X| Factors affecting an entire industry, such as increases in production costs; and

|X| Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL- AND MEDIUM-SIZED COMPANIES - Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOs") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

|X| They can invest directly in foreign securities denominated in a foreign currency;

|X| They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

|X|      They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. European Depository Receipts ("EDRs") are similar to ADRs, except that they are typically issued by European banks or trust companies.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. There are currently over 130 countries the international financial community considers to be emerging or developing, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investment in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

|X| The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

|X| Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

|X| The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

|X| The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

|X| A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that, in most cases, an exchange or over-the-counter ("OTC") market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

|X| Are generally more volatile than, and not as developed or efficient as, those in the U.S.;

|X|      Have substantially less volume;

|X| Trade securities that tend to be less liquid and experience rapid and erratic price movements;

|X| Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

|X| Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

|X| May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

|X| Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

|X| Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

|X| In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.;

|X| OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

|X| Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

|X| Restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

|X| It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

|X| Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

|X| Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

|X| There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

|X| Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

|X| The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

|X|      Have relatively unstable governments;

|X| Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

|X|      Offer less protection of property rights than more developed countries;
         and

|X| Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, Fund shareholders would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or the U.S. Securities and Exchange Commission ("SEC") staff interpretations thereunder.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security, known as an underlying security, from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

|X| Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

|X| Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED AND ILLIQUID SECURITIES

While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral). No Fund will lend portfolio securities to its Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

|X|      Take advantage of an anticipated decline in prices.

|X|      Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, a Fund could also be subject to a theoretically unlimited loss. Likewise, a Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Funds will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Funds may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Funds.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

|X| After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

|X| The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; or

|X| Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short; and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN -ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


INVESTMENT POLICIES OF THE FUNDS

Each Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, each Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES:

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding voting securities of a Fund, as defined by the 1940 Act.

Each Fund (except the Aggressive Fund) may not:

|X| Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.

|X| Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time.

|X| Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

|X| Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

|X| Concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

|X| Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that a Fund may invest in, securities of issuers that deal or invest in real estate; and (3) that a Fund may purchase securities secured by real estate or interests therein.

|X| Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

|X| Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

The Aggressive Fund may not:

|X| Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

|X| Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

|X| Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

|X| Concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

|X| Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in, securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

|X| Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

|X| Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES:

In addition to each Fund's investment objective, the following limitations are non-fundamental, which means a Fund may change them without shareholder approval. Each Fund (except the Aggressive Fund) may:

|X| Not borrow money, except that: (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes; (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

|X| Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

|X| Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

|X|      Invest in the securities of foreign issuers.

|X| Purchase shares of other investment companies to the extent permitted by applicable law.

|X| A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

|X| Invest in illiquid and restricted securities to the extent permitted by applicable law. Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

|X|      Write covered call options and may buy and sell put and call options.

|X|      Enter into repurchase agreements.

|X| Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

|X|      Sell securities short and engage in short sales "against the box."

|X|      Enter into swap transactions.

Further, the International Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities without 60 days' prior notice to shareholders.

The Aggressive Fund may:

|X| Not Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

|X| Not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

|X| Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

|X| Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

|X|      Invest in the securities of foreign issuers.

|X| Purchase shares of other investment companies to the extent permitted by applicable law.

|X| The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

|X| Invest in illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

|X|      Write covered call options and may buy and sell put and call options.

|X|      Enter into repurchase agreements.

|X| Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

|X|      Sell securities short and engage in short sales "against the box."

|X|      Enter into swap transactions.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, serves as the investment adviser to the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of March 31, 2007, the Adviser had approximately $8.9 billion in assets under management. The Adviser and its predecessor, Cambiar Investors, Inc., which was an affiliate of Old Mutual (US) Holdings, Inc. (formerly United Asset Management Company) ("Old Mutual"), have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. The Adviser is owned by Cambiar LLP. Cambiar LLP is controlled by nine partners of Cambiar LLP who were formerly senior officers of Cambiar Investors, Inc.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the International Equity Fund, the Conquistador Fund and the Aggressive Fund pay the Adviser a fee calculated at an annual rate of 1.10%, 1.15%, and 1.00%, respectively of each Fund's average net assets. The Opportunity Fund pays the Adviser a fee calculated at an annual rate of 1.00% for the first $500 million in average daily net assets, 0.90% for the next $2 billion in average daily net assets and 0.75% for average daily net assets in excess of $2.5 billion. Due to the effect of fee waivers and expenses reimbursed by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years ended April 30, 2005, 2006 and 2007, the Funds paid the following in management fees to the Adviser:

----------------- -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------- -----------
      FUND            CONTRACTUAL ADVISORY FEES PAID       FEES WAIVED AND EXPENSES REIMBURSED
                                                                     BY THE ADVISER                   TOTAL FEES PAID TO THE ADVISER
----------------- -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------- -----------
                      2005         2006         2007         2005         2006         2007        2005         2006         2007
----------------- -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------- -----------
Opportunity Fund  $ 1,627,382  $ 9,771,688  $21,395,667  $   213,087  $ 1,367,367  $ 1,755,757  $ 1,414,295  $ 8,404,321 $19,639,910
----------------- -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------- -----------
International     $   293,611  $   345,301  $   399,996  $         0  $         0  $     1,694  $   293,611  $   354,301 $   398,302
Equity Fund
----------------- -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------- -----------
Conquistador      $    61,346  $    60,452  $   495,938  $    61,346  $    60,452  $    12,128  $         0  $         0 $   483,810
Fund
----------------- -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------- -----------
Aggressive Fund         *           *            *            *            *            *            *            *           *
----------------- -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------- -----------

* Indicates that the Fund had not commenced operations during the period indicated.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio manager is compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Fund and the Adviser's other accounts. The portfolio managers' compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While Cambiar's investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock and sector selection as well as overall "value added" for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees. The following table represents the benchmarks against which each portfolio manager's pre-tax performance results are compared:

--------------------------------------------------------------------------------
              INVESTMENT STRATEGY                         BENCHMARK
--------------------------------------------------------------------------------
 Opportunity Fund                                  S&P 500(R)
--------------------------------------------------------------------------------
 International Equity Fund                         MSCI EAFE
--------------------------------------------------------------------------------
 Conquistador Fund                                 Russell 2000(TM) Index
--------------------------------------------------------------------------------
 Aggressive Fund                                   Russell 3000(TM) Index
--------------------------------------------------------------------------------

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

---------------------------------- -----------------------------------------------------------------------------------------
NAME                                                                 DOLLAR RANGE OF FUND SHARES*
---------------------------------- -----------------------------------------------------------------------------------------
Brian M. Barish                                               Over $1,000,000 (Opportunity Fund)
                                                            Over $1,000,000 (International Equity)
                                                           $100,001 - $500,000 (Conquistador Fund)
                                                                    None (Aggressive Fund)
---------------------------------- -----------------------------------------------------------------------------------------

---------------------------------- -----------------------------------------------------------------------------------------
NAME                                                                 DOLLAR RANGE OF FUND SHARES*
---------------------------------- -----------------------------------------------------------------------------------------
                                                             $10,001 - $50,000 (Opportunity Fund)
                                                          $50,001 - $100,000 (International Equity)
Maria L. Azari                                             $100,001 - $500,000 (Conquistador Fund)
                                                                    None (Aggressive Fund)
---------------------------------- -----------------------------------------------------------------------------------------
                                                            $100,001 - $500,000 (Opportunity Fund)
                                                          $100,001 - $500,000 (International Equity)
Ania A. Aldrich                                             $50,001 - $100,000 (Conquistador Fund)
                                                                    None (Aggressive Fund)
---------------------------------- -----------------------------------------------------------------------------------------
                                                            $100,001 - $500,000 (Opportunity Fund)
                                                           $10,001 - $50,000 (International Equity)
Timothy A. Beranek                                          $10,001 - $50,000 (Conquistador Fund)
                                                                    None (Aggressive Fund)
---------------------------------- -----------------------------------------------------------------------------------------
                                                                   None (Opportunity Fund)
                                                          $100,001 - $500,000 (International Equity)
Jennifer M. Dunne                                                  None (Conquistador Fund)
                                                                    None (Aggressive Fund)
---------------------------------- -----------------------------------------------------------------------------------------

*    Valuation date is April 30, 2007.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows (note that one of the accounts is subject to a performance-based advisory fee). The information below is provided as of April 30, 2007.

----------------- -------------------------------- -------------------------------- ------------------------------------
                  REGISTERED INVESTMENT COMPANIES  OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                  -------------------------------- -------------------------------- ------------------------------------
                    NUMBER OF      TOTAL ASSETS      NUMBER OF      TOTAL ASSETS      NUMBER OF        TOTAL ASSETS
      NAME          ACCOUNTS      (IN MILLIONS)      ACCOUNTS      (IN MILLIONS)      ACCOUNTS
----------------- -------------- ----------------- -------------- ----------------- -------------- ---------------------
Brian M. Barish         1             $622.0            1*             $72.0             48           $4,344,441,756
----------------- -------------- ----------------- -------------- ----------------- -------------- ---------------------
Maria L. Azari          1             $622.0             0               $0            12,356         $4,268,017,613
----------------- -------------- ----------------- -------------- ----------------- -------------- ---------------------
Ania A. Aldrich         1             $622.0             0               $0              118           $197,267,073
----------------- -------------- ----------------- -------------- ----------------- -------------- ---------------------
Timothy A.
Beranek                 1             $622.0             0               $0               0                 $0
----------------- -------------- ----------------- -------------- ----------------- -------------- ---------------------
Jennifer M.
Dunne                   0               $0               0               $0               0                 $0
----------------- -------------- ----------------- -------------- ----------------- -------------- ---------------------

* The advisory fee for this account is based on the performance of the account.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio managers managed accounts with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.


THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to the greater of its Basis Point Fee or its Portfolio Minimum Fee. A portfolio's Basis Point Fee will be calculated as follows: 0.08% for the first $500 million in assets, 0.06% for the next $500 million in assets, 0.045% for the next $2 billion in assets, and 0.035% for all assets greater than $3 billion. The Basis Point Fee is calculated based on the aggregate total average daily net assets of the Portfolios administered during the period. Basis Point fees so calculated shall be allocated to each Portfolio on a pro rata basis based on the average daily net assets of each such Portfolio during the period. The Portfolio Minimum Fee shall be $75,000 for each Fund. For the fiscal years ended April 30, 2005, 2006 and 2007, the Funds paid the following administration fees:

------------------------------------------- --------------------------------------------------------------------------------
                   FUND                                                ADMINISTRATION FEES PAID
------------------------------------------- --------------------------------------------------------------------------------
                                                      2005                       2006                       2007
------------------------------------------- -------------------------- -------------------------- --------------------------
Opportunity Fund                                    $198,501                   $663,342                  $1,291,650
------------------------------------------- -------------------------- -------------------------- --------------------------
International Equity Fund                            $35,496                    $22,175                    $20,198
------------------------------------------- -------------------------- -------------------------- --------------------------
Conquistador Fund                                    $1,417                     $3,057                     $23,686
------------------------------------------- -------------------------- -------------------------- --------------------------
Aggressive Fund                                         *                          *                          *
------------------------------------------- -------------------------- -------------------------- --------------------------

* Indicates that the Fund had not commenced operations during the period indicated.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of a Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from a Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES. Financial intermediaries may receive payments from the own resources of the Adviser and/or its affiliates as incentives to market the Funds, to cooperate with the promotional efforts of the Funds, and/or in recognition of their marketing, administrative services, and/or processing support. Such services include, but are not limited to: process and mail trade confirmations to clients; process and mail monthly client statements for fund shareholders; capture, process and mail tax data to fund shareholders; issue and mail dividend checks to shareholders that select cash distributions; prepare record date lists of shareholders for proxy solicitations and mail proxy materials to shareholders; trade execution via FundSERV; proper settlement of all transactions; collect and post distributions to shareholder accounts; automated sweep of proceeds from redemptions; handle organizational actions such as fund mergers and name changes; provide a dedicated shareholder service center that addresses all client and broker inquiries regarding operational issuers and fund investment performance; establish, maintain and process systematic withdrawals and automated investment plans; establish and maintain shareholder account registrations and distribution options; process purchases, liquidations, exchanges, transfers, dividend options and maintain address changes; and process 12b-1 payments.

Marketing support and/or administrative services payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's retail distribution channel or program, payments may include one or more of the following: business planning assistance; educating financial intermediary personnel about the Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments out of their own resources to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. From time to time, out of the own resources of the Adviser and/or its affiliates, additional payments may be made to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust (the "Transfer Agent").

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED  PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements of the Opportunity Fund, the International Fund, and the Conquistador Fund, and notes thereto incorporated by reference, have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 33 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------- ------------------ -------------------------------- ------------------------------------------
                                  POSITION
          NAME AND             WITH TRUST AND         PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               LENGTH                IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
                                   OF TERM
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ -------------------------------- ------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;    Trustee of The Advisors' Inner Circle
(08/17/46)                    Board of           currently performs various       Fund II, Bishop Street Funds, SEI Global
                              Trustees*          services on behalf of SEI        Master Fund, plc, SEI Global Assets
                              (since 1991)       Investments for which Mr.        Fund, plc, SEI Global Investments Fund,
                                                 Nesher is compensated.           plc, SEI Investments Global, Limited,
                                                 Executive Vice President of      SEI Opportunity Master Fund, L.P., SEI
                                                 SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                 1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                 Vice President of the            Daily Income Trust, SEI Institutional
                                                 Administrator and the            International Trust, SEI Institutional
                                                 Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust
                                                                                  and SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle
(05/26/40)                    (since 1992)       2003.  Partner, Morgan, Lewis    Fund II, Bishop Street Funds, SEI Asset
                                                 & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income
                                                 1976 to 2003, counsel to the     Trust, SEI Index Fund, SEI Institutional
                                                 Trust, SEI Investments, the      International Trust, SEI Institutional
                                                 Administrator and the            Investments Trust, SEI Institutional
                                                 Distributor. Director of the     Managed Trust, SEI Liquid Asset Trust
                                                 Distributor since 2003.          and SEI Tax Exempt Trust., SEI
                                                 Director of SEI Investments      Investments Global Fund Services
                                                 since 1974; Secretary of SEI     Limited, SEI Investments Global,
                                                 Investments since 1978.          Limited, SEI Investments (Europe),
                                                                                  Limited, SEI Investments (Asia) Limited,
                                                                                  and SEI Asset Korea Co., Ltd.
----------------------------- ------------------ -------------------------------- ------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ -------------------------------- ------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business           Trustee of The Advisors' Inner Circle
(08/20/34)                    (since 2005)       Consultant, Business             Fund II, Bishop Street Funds; Board
                                                 Projects Inc. since 1997.        Member, Oregon Transfer Co., and O.T.
                                                 Director, Crown Pacific Inc.,    Logistics, Inc.
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ -------------------------------- ------------------------------------------


----------------------------- ------------------ -------------------------------- ------------------------------------------
                                  POSITION
          NAME AND             WITH TRUST AND         PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               LENGTH                IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
                                   OF TERM
----------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                         Trustee of The Advisors' Inner Circle
(03/01/42)                    (since 2005)                                        Fund II, Bishop Street Funds; Director,
                                                                                  Federal Agricultural Mortgage Corporation;
                                                                                  Trustee of Diversified Investors Portfolio,
                                                                                  The Diversified Investors Fund Group, The
                                                                                  Diversified Investors Fund Group II, and the
                                                                                  Diversified Investors Strategies Variable
                                                                                  Funds.
----------------------------- ------------------ -------------------------------- ------------------------------------------
Betty L. Krikorian            Trustee             Self-Employed Legal and         Trustee of The Advisors' Inner Circle
(01/23/43)                    (since 2005)       Financial Services Consultant    Fund II and Bishop Street Funds.
                                                 since 2003.  State Street Bank
                                                 In-house counsel, 1995 to 2003.
----------------------------- ------------------ -------------------------------- ------------------------------------------
James M. Storey               Trustee             Attorney, Solo Practitioner     Trustee of The Advisors' Inner Circle
(04/12/31)                    (since 1994)       since 1994. Partner, Dechert     Fund II, Bishop Street Funds,
                                                 Price & Rhoads (law firm),       Massachusetts Health and Education
                                                 September 1987 to December       Tax-Exempt Trust, SEI Asset Allocation
                                                 1993.                            Trust, SEI Daily Income Trust, SEI Index
                                                                                  Fund, SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid
                                                                                  Asset Trust and SEI Tax Exempt Trust, and
                                                                                  U.S. Charitable Gift Trust.

----------------------------- ------------------ -------------------------------- ------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer,        Trustee of The Advisors' Inner Circle
(11/13/42)                    (since 1999)       Newfound Consultants Inc.        Fund II, Bishop Street Funds, SEI Asset
                                                 since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                 Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                 June 1991 to December 1996.      SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid
                                                                                  Asset Trust, SEI Opportunity Master Fund,
                                                                                  SEI Tax Exempt Trust, and State Street
                                                                                  Navigator Securities Lending Trust.

----------------------------- ------------------ -------------------------------- ------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

|X| AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

|X| FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met twice in the most recently completed fiscal year.

|X| NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Ms. Krikorian and Messrs. Carlbom, Cooney, Johnson, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the Funds' most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- --------------------------------------------------- ----------------------------------------------------
        NAME                      DOLLAR RANGE OF FUND SHARES                       AGGREGATE DOLLAR RANGE OF SHARES
                                            (FUND)*                                           (ALL FUNDS)*
---------------------- --------------------------------------------------- ----------------------------------------------------
Carlbom                                       None                                                None
---------------------- --------------------------------------------------- ----------------------------------------------------
Doran                                         None                                                None
---------------------- --------------------------------------------------- ----------------------------------------------------
Johnson                                       None                                                None
---------------------- --------------------------------------------------- ----------------------------------------------------
Krikorian                                     None                                                None
---------------------- --------------------------------------------------- ----------------------------------------------------
Nesher                                        None                                                None
---------------------- --------------------------------------------------- ----------------------------------------------------
Peters**                                      None                                                None
---------------------- --------------------------------------------------- ----------------------------------------------------
Storey                                        None                                                None
---------------------- --------------------------------------------------- ----------------------------------------------------
Sullivan                                      None                                                None
---------------------- --------------------------------------------------- ----------------------------------------------------

*    Valuation date is December 31, 2006.
**   Served as Trustee until August 26, 2007.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION
                              COMPENSATION          BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT    FROM THE TRUST AND
                                                        OF FUND EXPENSES                                     FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,148                       n/a                         n/a                   $44,148
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,148                       n/a                         n/a                   $44,148
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,148                       n/a                         n/a                   $44,148
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters**                 $44,148                       n/a                         n/a                   $44,148
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,148                       n/a                         n/a                   $44,148
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,148                       n/a                         n/a                   $44,148
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."
**   Served as Trustee until August 26, 2007.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


-------------------------- --------------------------- -------------------------------------------- ------------------------
        NAME AND            POSITION WITH TRUST AND               PRINCIPAL OCCUPATIONS               OTHER DIRECTORSHIPS
      DATE OF BIRTH              LENGTH OF TERM                      IN PAST 5 YEARS                         HELD
-------------------------- --------------------------- -------------------------------------------- ------------------------
James F. Volk                      President           Chief Accounting Officer and Chief           None
(08/28/62)                        (since 2003)         Compliance Officer at SEI Investment
                                                       Manager Services since
                                                       2004. Senior Operations
                                                       Officer at SEI
                                                       Investments, Fund
                                                       Accounting and
                                                       Administration from 1996
                                                       to 2004.
-------------------------- --------------------------- -------------------------------------------- ------------------------
Michael Lawson                Controller and Chief     Director, Fund Accounting since July 2005,   None
(10/8/60)                      Financial Officer       Manager, Fund Accounting, SEI Investments
                                  (since 2005)         AVP, from April
                                                       1995 through July 2005,
                                                       excluding February 1998
                                                       through October 1998,
                                                       Assistant Product
                                                       Manager, Pilgrim Baxter &
                                                       Associates February 1998
                                                       through October 1998.
-------------------------- --------------------------- -------------------------------------------- ------------------------
Russell Emery               Chief Compliance Officer   Director of Investment Product Management    None
(12/18/62)                        (since 2006)         and Development, SEI Investments, since
                                                       February 2003; Senior
                                                       Investment Analyst -
                                                       Equity Team, SEI
                                                       Investments, from March
                                                       2000 to February 2003.
-------------------------- --------------------------- -------------------------------------------- ------------------------
Timothy D. Barto               Vice President and      General Counsel and Secretary of SIMC and    None
(03/28/68)                    Assistant Secretary      the Administrator since 2004.  Vice
                                  (since 1999)         President of SIMC and the Administrator
                                                       since 1999.  Vice President and Assistant
                                                       Secretary of SEI Investments since 2001.
                                                       Assistant Secretary of SIMC, the
                                                       Administrator and the Distributor and Vice
                                                       President of the Distributor from 1999 to
                                                       2003.
-------------------------- --------------------------- -------------------------------------------- ------------------------
James Ndiaye                     Vice President        Vice President and Assistant Secretary of    None
(09/11/68)                       and Secretary         SIMC since 2005.  Vice President at
                                  (since 2004)         Deutsche Asset Management from 2003 to
                                                       2004. Associate at
                                                       Morgan, Lewis & Bockius
                                                       LLP from 2000 to 2003.
                                                       Assistant Vice President
                                                       at ING Variable Annuities
                                                       Group from 1999 to 2000.
-------------------------- --------------------------- -------------------------------------------- ------------------------
Sofia A. Rosala                  Vice President        Vice President and Assistant Secretary of    None
(02/01/74)                  and Assistant Secretary    SIMC and the Administrator since 2005.
                                  (since 2006)         Compliance Officer
                                                       at SEI Investments from
                                                       2001 to 2004. Account and
                                                       Product Consultant at SEI
                                                       Private Trust Company
                                                       from 1998 to 2001.
-------------------------- --------------------------- -------------------------------------------- ------------------------
Nicole Welch                      AML Officer          Compliance Analyst, TD Waterhouse, 2004.     None
(09/13/77)                        (since 2005)         Senior Compliance Analyst, UBS Financial
                                                       Services, 2002-2004.  Knowledge Management
                                                       Analyst, PricewaterhouseCoopers
                                                       Consulting, 2000-2002.
-------------------------- --------------------------- -------------------------------------------- ------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

Each of the Funds has no current intention to allow purchases in-kind, but under certain circumstances they may allow investors to purchase shares by contributing securities in-kind to the Funds, provided that the securities used to purchase Fund shares are appropriate investments for the Funds, are consistent with the Funds' investment objective and policies, and meet any other applicable criteria established by the Adviser, such as liquidity. The Funds will value the securities in accordance with its policies and procedures with respect to the valuation of portfolio securities, as of the time at which the Funds determine their net asset value per share of a Fund or Funds (the "NAV") on the day that the securities are contributed to the Funds in-kind. The Adviser has the sole discretion with respect to determining whether particular securities may be used as payment in-kind for Fund shares.

DETERMINATION OF NET ASSET VALUE

SECURITY VALUATION. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. The International Equity Fund and the Aggressive Fund uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and the Aggressive Fund value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the Fund's Administrator and requests that a meeting of the Committee be held.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee Meeting be called.

In addition, the Fund's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser if the Fund is holding the relevant security that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee Meeting should be called based on the information provided.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess, if any, of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. A Fund's dividends that are paid to their corporate shareholders and are designated by the Fund as attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the 70% corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

With respect to zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income and such sales may occur at a time when an investment adviser may not have otherwise chosen to sell such securities and which may result in taxable gain or loss.

FOREIGN TAXES. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by a Fund, subject to certain limitations. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Such Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be reported to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains, when distributed, will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended April 30, 2005, 2006 and 2007, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

-------------------------------- -------------------------------------------------------------------------------------------
             FUND                                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
-------------------------------- ------------------------------ ------------------------------- ----------------------------
                                             2005                            2006                          2007
-------------------------------- ------------------------------ ------------------------------- ----------------------------
Opportunity Fund                           $429,741                       $2,402,744                    $3,843,238
-------------------------------- ------------------------------ ------------------------------- ----------------------------
International Fund                          $86,246                        $126,952                      $104,011
-------------------------------- ------------------------------ ------------------------------- ----------------------------
Conquistador Fund                           $3,925                         $19,978                       $155,670
-------------------------------- ------------------------------ ------------------------------- ----------------------------
Aggressive Fund                                *                              *                              *
-------------------------------- ------------------------------ ------------------------------- ----------------------------

* Indicates that the Fund had not commenced operations during the period indicated.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The National Association of Securities Dealers (the "NASD") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended April 30, 2007, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.




BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended April 30, 2005, 2006 and 2007, the Funds paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of its most recent fiscal year. As of April 30, 2007, the Opportunity Fund held $22,790,000 in equity securities of Bank of America. As of April 30, 2007, the International Fund, the Conquistador Fund and the Aggressive Fund did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended April 30, 2006 and 2007, the portfolio turnover rates for the Funds were as follows:

------------------------------------- --------------------------------------------------------------------------------------
                                                                     PORTFOLIO TURNOVER RATE
                FUND                  ----------------------------------------- --------------------------------------------
                                                        2006                                       2007
------------------------------------- ----------------------------------------- --------------------------------------------
Opportunity Fund                                        38%                                         59%
------------------------------------- ----------------------------------------- --------------------------------------------
International Equity Fund                               102%                                        92%
------------------------------------- ----------------------------------------- --------------------------------------------
Conquistador Fund                                       91%                                         81%
------------------------------------- ----------------------------------------- --------------------------------------------
Aggressive Fund                                          *                                           *
------------------------------------- ----------------------------------------- --------------------------------------------

* Indicates that the Fund had not commenced operations during the period indicated.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in semi-annual and annual reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its semi-annual and annual reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-777-8227. These reports are also available, free of charge, on the Adviser's website at WWW.CAMBIAR.COM.

The Funds provide information about their complete portfolio holdings, updated as of the most recent calendar month on the internet at HTTP://SEI2FUNDS.SEIC.COM/CAMBIAR. This information is provided with a lag of at least 30 days and is publicly available to shareholders.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator, the financial printer or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The Adviser currently has arrangements to provide Opportunity Fund non-public portfolio holdings information to the following entities: Bear, Stearns & Co. Inc., Bessemer Trust, Brockhouse Cooper, Callan Associates, Cambridge Associates, Cerulli Associates, Charles Schwab, CheckFree M-Port, DeMarche Associates, Inc., Edward Jones, Fidelity Investments, LCG Associates, Mercer Investment Consulting, Merrill Lynch, Oppenheimer & Co. Inc., Prima Capital, Robert W. Baird & Co., Russell Mellon, Smith Barney/Citigroup, Thomson Financial, UBS, Wilshire Associates and Yanni Partners. The Adviser reports the complete portfolio (including security name, ticker, cusip, number of shares, current market value and percentage of portfolio), as well as percentage weightings for the top ten holdings. This is generally sent on a quarterly basis, but may vary. The lag time for such disclosures will also vary. The portfolio holdings are used to create 1) a quarterly profile to educate brokers and 2) to conduct quarterly due diligence on the Fund. This information is considered confidential and will not be distributed to the public. The Funds believe these disclosures serve a legitimate business purpose. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that conflicts between the interests of the Funds' shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Complete portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Fund or the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by a Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.


PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-673-9950; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.


CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of August 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund.

CAMBIAR OPPORTUNITY FUND, INVESTOR CLASS SHARES

SHAREHOLDER                                                   NUMBER OF SHARES             %
-----------                                                   ----------------             -
Charles Schwab & Co. Inc.                                      31,726,027.5180           39.27 %
Reinvest Account
Attn Mutual Fund
101 Montgomery Street
San Francisco, CA 94104-4151

Citigroup Global Markets Inc.                                   6,408,990.4640            7.93 %
Acct: 001-098-01250
333 West 34th Street
New York, NY 10001-2402

PFPC Wrap Services                                              5,180,426.6980            6.41 %
FBO Morningstar MP Clients
760 Moore Rd.
King of Prussa, PA 19406-1212


CAMBIAR OPPORTUNITY FUND, INSTITUTIONAL CLASS SHARES

SHAREHOLDER                                                   NUMBER OF SHARES             %
-----------                                                   ----------------             -

Prudential Investments Management Services                     41,515,575.7080           90.68 %
FBO Mutual Fund Clients Attn Pruchoice
Unit Mail Stop NJ-11-05-20
100 Mulberry Street
Gateway Center 3-11th Floor
Newark, NJ 07102-4056

Calhoun & Co.                                                   3,315,616.6180            7.24 %
c/o Comerica Bank
P.O. Box 75000
Detroit, MI 48275-0001

CAMBIAR INTERNATIONAL FUND, INVESTOR CLASS SHARES

SHAREHOLDER                                                   NUMBER OF SHARES             %
-----------                                                   ----------------             -
Devore Profit Sharing Trust                                       133,242.3480            8.78 %
Attn: Richard Devore
9020 E. 35th N. Suite A
Wichita, KS 67226-2017

Michael S. Barish & Joyce F. Barish Ten Com                       128,067.8020            8.44 %
5761 E. Nassau Place
Englewood, CO
80111-1021

Brian M. Barish                                                    92,341.7350            6.09 %
4634 E. Sixth Avenue
Denver, CO 80220-5030

Marable Limited Partnership                                        76,523.7190            5.04 %
Attn: Abe Berenbeim
11658 W. 39th Circle
Wheat Ridge, CO 80033-3877


CAMBIAR CONQUISTADOR FUND, INVESTOR CLASS SHARES

SHAREHOLDER                                                   NUMBER OF SHARES             %
-----------                                                   ----------------             -
Prudential Investments Management Services                      2,636,268.6120           58.23 %
FBO Mutual Fund Clients Attn Pruchoice
Unit Mail Stop NJ-11-05-20
100 Mulberry Street
Gateway Center 3-11th Floor
Newark, NJ 07102-4056

Charles Schwab & Co. Inc.                                         353,086.4820            7.80 %
Reinvest Account
Attn Mutual Fund
101 Montgomery Street
San Francisco, CA 94104-4151

PFPC Trust                                                        270,384.3700            5.97 %
FBO Morningstar Wrap Program
Customers
760 Moore Rd.
King of Prussa, PA 19406-1212


The Funds believe that most of the shares referred to above are held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of that Fund on any matter requiring the approval of shareholders of that Fund.

                              APPENDIX A - RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

         aaa An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a An issue rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

         Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                o   Leading market positions in well-established industries.

                o   High rates of return on funds employed.

                o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating  categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

Moody's makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.


STANDARD & POOR'S RATING SERVICES

Issue credit ratings are based, in varying degrees, on the following considerations:

    o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    o   Nature of and provisions of the obligation;

    o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus(-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

         A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade

         AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

         BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative: (i) For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment, and (ii) For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

         CCC High default risk: (i) for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions; (ii) for individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior), or 'RR3' (good) or 'RR4' (average);

         CC High default risk: (i) for issuers and performing obligations, default of some kind appears probable; and (ii) for individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

         C High default risk: (i) for issuers and performing obligations, default is imminent; and (ii) For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR6' (poor).

         RD Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

         D Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

                  Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

                  Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

                  Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES:

     The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

     Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

     Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

     Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

     Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

     'PIF': The tranche has reached maturity and has been "paid-in-full", regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

     'NR': Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

     'WD': Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

CAMBIAR INVESTORS, LLC PROXY VOTING POLICY AND PROCEDURES

OBJECTIVE:  The objective of Cambiar Investors,  LLC's proxy voting process is to maximize the long-term investment  performance of our clients.

POLICY: It is Cambiar's policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar's policy to vote against these proposals.

PROCEDURE:  The procedure for processing proxy ballots is as follows:

     1. Custodians are directed to send all proxy material to Egan-Jones Proxy Services whom Cambiar Investors, LLC has retained to act as our voting agent.

     2. The Proxy Administrator reviews the research provided by Egan-Jones for each company meeting and each proposal. If Egan-Jones' recommendations agree and favor management they are instructed to vote according to management's recommendations.

     3. If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or Egan-Jones recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager responsible for the investment and instruct Egan-Jones to vote per the Portfolio Manager's recommendations.

          Where a material conflict of interest has been identified, Cambiar will notify its clients of said conflict and vote according to Egan-Jones' recommendations to ensure the best economic interests of its clients are met.

     4. Egan-Jones provides reports and a record of all accounts and companies voted and provides Cambiar Investors, LLC with monthly and/or quarterly reports as required.

     5. The Proxy Administrator reviews at least annually with the Portfolio Managers our proxy voting record.

     6.   Copies of this procedure can be obtained free of charge by:
          >> calling Cambiar Investors, LLC toll-free at 888-673-9950 or >> by visiting our web site at http://www.cambiar.com or
          >> by writing us at: 2401 E. Second Ave. #400, Denver, CO 80206

     7. By August 31, each year Cambiar's annual proxy voting record for the previous 12 months ending June 30 may be obtained free of charge by:

          >>       calling 888-673-9950 or
          >>       by visiting our web site at http://www.cambiar.com or
          >>       by writing us at: 2401 E. Second Ave. #400, Denver, CO 80206

EGAN-JONES PROXY VOTING PRINCIPLES

INTRODUCTION

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

o the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

o revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

o corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

o Directors should be accountable to shareholders, and management should be accountable to directors.

o    Information on the Company supplied to shareholders should be transparent.

o Shareholders should be treated fairly and equitably according to the principle of one share, one vote.


Principles

A.   Director independence

     It is our view that:

     o A two-thirds majority of the Board should be comprised of independent directors.

     o Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

     o When the Chairman of the Board also serves as the company's Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

     o Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

     o No director should serve as a consultant or service provider to the Company.

     o Director compensation should be a combination of cash and stock in the company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

     o should not have been employed by the Company or an affiliate within the previous five years;

     o should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company's senior management;

     o should not be affiliated with a significant customer or supplier of the Company or affiliate;

     o should have no personal services contract with the Company or affiliate, or a member of senior management;

     o should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;

     o within the previous five years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company's Form 10-K;

     o should not be employed by a public company at which an executive officer of the Company serves as a director;

     o should not be a member of the immediate family of any person described above.

B. Board operating procedures

     o The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.

     o Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

     o The independent directors should be provided access to professional advisers of their own choice, independent of management.

     o The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

     o Directors should have access to senior management through a designated liaison person.

     o The Board should periodically review its own size, and determine the appropriate size.

C. Requirements for individual directors

We recommend that:

     o The Board should provide guidelines for directors serving on several Boards addressing competing commitments.

     o The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D. Shareholder rights

     o A simple majority of shareholders should be able to amend the company's bylaws, call special meetings, or act by written consent.

     o In the election of directors, there should be multiple nominees for each seat on the Board

     o    "Greenmail" should be prohibited.

     o Shareholder approval should be required to enact or amend a "poison pill" (i.e., "shareholder rights") plan

     o    Directors should be elected annually.

     o The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

     o Shareholders should have effective access to the director nomination process.

         EGAN-JONES PROXY VOTING GUIDELINES

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates "case-by-case basis," every case is examined to ensure that the recommendation is appropriate.

BOARD OF DIRECTORS

ELECTION OF DIRECTORS IN UNCONTESTED ELECTIONS
Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors' investment in the company, etc.

WITHHOLD votes for nominees who:

     o are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees

     o are inside directors and sit on the Audit, Compensation, or Nominating committees

     o are inside directors and the company does not have Audit, Compensation, or Nominating committees

     o attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

     o ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o fail to act on takeover offers where the majority of the shareholders have tendered their shares

     o    implement or renew a "dead-hand" or modified "dead-hand" poison pill

     o    sit on more than four boards

FOR responsible shareholder proposals calling for the company to name as directors only those who receive a majority of shareholder votes.

SEPARATING CHAIRMAN AND CEO
Case-by-case basis on shareholder proposals requiring that positions of chairman and CEO be held separately.

INDEPENDENT DIRECTORS
FOR shareholder proposals asking that a two-thirds majority of directors be independent.
FOR shareholder proposals asking that board's Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors. Case-by-case basis on proposals asking that the Chairman be independent.

STOCK OWNERSHIP REQUIREMENTS
AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM LIMITS
AGAINST shareholder proposals to limit tenure of outside directors.

AGE LIMITS
AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY
Case-by-case basis on director and officer indemnification and liability, using Delaware law as the standard. AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.


CHARITABLE CONTRIBUTIONS
AGAINST proposals regarding charitable contributions.


PROXY CONTESTS (CONTESTED ELECTIONS)

ELECTION OF DIRECTORS IN CONTESTED ELECTIONS
Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES
Case-by-case basis for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.


AUDITORS

RATIFYING AUDITORS
FOR proposals to ratify auditors, unless:
          Non-audit fees exceed 50% of total fees.
          Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


PROXY CONTEST DEFENSES

CLASSIFIED BOARD VS.  ANNUAL ELECTION
AGAINST proposals to classify the board.
FOR proposals to repeal ("de-stagger") classified boards and to elect all directors annually.

REMOVAL OF DIRECTORS
AGAINST proposals that provide that directors may be removed only for cause. FOR proposals to restore shareholder ability to remove directors with or without cause. AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
FOR proposals to eliminate cumulative voting.

CALLING SPECIAL MEETINGS
AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. FOR proposals that remove restrictions on the right of shareholders to act independently of management.

ACTING BY WRITTEN CONSENT
AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. FOR proposals to allow or make easier shareholder action by written consent.

ALTERING SIZE OF THE BOARD FOR proposals to fix the size of the board. AGAINST proposals that give management the ability to alter size of the board without shareholder approval.

TENDER OFFER DEFENSES

"POISON PILLS"
FOR shareholder proposals that ask the company to submit its "poison pill" for shareholder ratification.
Case-by-case basis for shareholder proposals to redeem a company's existing "poison pill."
Case-by-case basis for management proposals to ratify a "poison pill."

FAIR PRICE PROVISIONS
Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price. AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

"GREENMAIL"
FOR proposals to adopt anti-"greenmail" charter or bylaw amendments or otherwise restrict the company's ability to make "greenmail" payments.
Case-by-case basis for anti-"greenmail" proposals which are bundled with other charter or bylaw amendments.

"PALE GREENMAIL"
Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
AGAINST dual-class exchange offers and dual-class recapitalizations.

SUPERMAJORITY REQUIREMENT TO AMEND CHARTER OR BYLAWS
AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY REQUIREMENT TO APPROVE MERGERS
AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

PLACEMENT OF EQUITY WITH "WHITE SQUIRE"
FOR shareholder proposals to require approval of "blank check preferred stock" issues for other than general corporate purposes.

OTHER GOVERNANCE PROPOSALS

CONFIDENTIAL VOTING
FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. FOR management proposals to adopt confidential voting.

EQUAL ACCESS
FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS
Case-by-case basis for bundled or "conditioned" proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders' best interests. FOR if the combined effect is positive.

SHAREHOLDER ADVISORY COMMITTEES
Case-by-case basis for establishing a shareholder advisory committee.

CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Case-by case basis for increasing the number of shares of common stock authorized for issuance.
AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company's returns to shareholders.

REVERSE STOCK SPLITS
FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.
Case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.

PREFERRED STOCK
AGAINST proposals authorizing creation of new classes of "blank check preferred stock" (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights
FOR proposals to create "blank check preferred stock" in cases when the company specifically states that the stock will not be used as a takeover defense.
FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.
Case-by-case basis on proposals to increase the number of "blank check preferred shares" after analyzing the number of preferred shares available for issuance considering the industry and company's returns to shareholders.

"BLANK CHECK PREFERRED STOCK"
FOR shareholder proposals to have placements of "blank check preferred stock" submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

DEBT RESTRUCTURINGS
Case-by-case basis on proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control
FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

SHARE REPURCHASE PROGRAMS
FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK
Case-by-case basis for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

COMPENSATION OF OFFICERS AND DIRECTORS
Case-by-case basis for director and officer compensation plans.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS
Case-by-case basis on management proposals seeking approval to re-price options.

DIRECTOR COMPENSATION
Case-by-case basis on stock-based plans for directors.

EMPLOYEE STOCK PURCHASE PLANS
Case-by-case basis on employee stock purchase plans.

AMENDMENTS THAT PLACE A MAXIMUM LIMIT ON ANNUAL GRANTS OR AMEND

ADMINISTRATIVE FEATURES
FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS
FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
Section 162(m).

APPROVAL OF CASH OR CASH & STOCK BONUS PLANS
FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

LIMITS ON DIRECTOR AND OFFICER COMPENSATION
FOR shareholder proposals requiring additional disclosure of officer and director compensation.
Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

"GOLDEN PARACHUTES" AND "TIN PARACHUTES"
FOR shareholder proposals to have "golden and tin parachutes" submitted for shareholder ratification.
Case-by-case basis on proposals to ratify or cancel "golden or tin parachutes."

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS
FOR proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION

STATE TAKEOVER STATUTES
Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-"greenmail" provisions, and disgorgement provisions).

REINCORPORATION PROPOSALS
Case-by-case basis on proposals to change the company's state of incorporation.

BUSINESS COMBINATIONS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS
Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

CORPORATE RESTRUCTURING
Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

SPIN-OFFS
Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

ASSET SALES
Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

LIQUIDATIONS
Case-by-case basis on liquidations considering management's efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

APPRAISAL RIGHTS
FOR providing shareholders with appraisal rights.

MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

     o are interested directors and sit on key board committees (Audit, Nominating or Compensation committees)

     o are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.

     o attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

     o ignore a shareholder proposal that is approved by a majority of shares outstanding

     o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o    sit on more than 10 fund boards

     o serve as Chairman but are not independent (e.g. serve as an officer of the fund's advisor)

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS
Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS
Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

NEW CLASSES OR SERIES OF SHARES FOR creating new classes or series of shares.

PREFERRED STOCK AUTHORIZATION
Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 ACT POLICIES
Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund's target investments, reasons for change, and projected impact on portfolio.

CHANGING FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL
AGAINST proposals to change the fund's fundamental investment objective to non-fundamental.

NAME RULE PROPOSALS
Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund's target market.

DISPOSITION OF ASSETS, TERMINATION, LIQUIDATION
Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company's past performance, and terms of liquidation.

CHARTER MODIFICATION
Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

CHANGE OF DOMICILE
Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

CHANGE IN SUB-CLASSIFICATION
Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

AUTHORIZING BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval

DISTRIBUTION AGREEMENTS
Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE
FOR establishment of a master-feeder structure.

CHANGES TO CHARTER
Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

MERGERS
Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

SHAREHOLDER PROPOSALS

INDEPENDENT DIRECTORS
FOR shareholder proposals asking that a three-quarters majority of directors be independent.
FOR shareholder proposals asking that board's Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
FOR proposals asking that the Chairman be independent.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
AGAINST establishing a director ownership requirement.

REIMBURSEMENT OF SHAREHOLDER FOR EXPENSES INCURRED
Case-by-case basis for reimbursing proxy solicitation expenses.
FOR reimbursing proxy solicitation expenses in cases where EGAN-JONES recommends in favor of the dissidents.

TERMINATE THE INVESTMENT ADVISOR
Case-by-case basis for terminating the investment advisor, considering fund's performance and history of shareholder relations.

SOCIAL ISSUES

ENERGY AND ENVIRONMENT
AGAINST on proposals that request companies to follow the CERES Principles. FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders' environmental concerns.

SOUTH AFRICA
AGAINST on proposals related to South Africa.
FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

NORTHERN IRELAND
AGAINST on proposals related to the MacBride Principles.
FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.

MILITARY BUSINESS
AGAINST on defense issue proposals.
FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.

MAQUILADORA STANDARDS AND INTERNATIONAL OPERATIONS POLICIES
AGAINST on proposals relating to the Maquiladora Standards and international operating policies.
FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.

WORLD DEBT CRISIS
AGAINST on proposals dealing with Third World debt.
FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION
AGAINST on proposals regarding equal employment opportunities and discrimination.
FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.

ANIMAL RIGHTS
AGAINST on proposals that deal with animal rights.

PRODUCT INTEGRITY AND MARKETING
AGAINST on ceasing production of socially questionable products.
FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

HUMAN RESOURCES ISSUES
AGAINST on proposals regarding human resources issues.
FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.